UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2020

CHINA XD PLASTICS COMPANY LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34546	04-3836208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park,
Harbin Development Zone, Heilongjiang Province, PRC 150060
(Address of Principal Executive Offices)

(86) 451-8434-6600

(Registrant's Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	CXDC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Information.

On March 4, 2020, the U.S. Securities and Exchange Commission (the “Commission”) issued an order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Order”). The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, if certain conditions are satisfied.

China XD Plastic Company Limited (the “Company”) is furnishing this Current Report on Form 8-K to indicate its reliance on the Order in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as a result of the circumstances set forth below.

The Company currently operates a substantial portion of its manufacturing facilities in the People’s Republic of China (the “PRC”). In addition, the Company’s corporate headquarters are located at Harbin, Heilongjiang Province, in the PRC. As a result of the outbreak of COVID-19 in the PRC, the Company has temporarily closed its manufacturing facilities and offices in the PRC in accordance with the requirement of the PRC government, and requested its employees to work remotely. Employees affected include certain of the Company’s financial reporting staff responsible for assisting the Company in the preparation of its financial statements. In view of these circumstances, the Company will not be able to file its Annual Report on Form 10-K for the year ended December 31, 2019 by March 30, 2020 without undue hardship and expense to the Company.

Accordingly, in reliance upon the Order, the Company currently expects to file its Annual Report on Form 10-K approximately 45 days after March 30, 2020. The Company will evaluate its need for an additional extension under Rule 12b-25 of the Exchange Act at that time, as contemplated by the Order.

Below is a risk factor regarding the COVID-19 pandemic that the Company’s shareholders and potential investors in the Company should consider with respect to the impact of the COVID-19 pandemic on the Company’s business operations.

The occurrence of the COVID-19 pandemic may negatively affect our business, financial condition, and results of operations.

We currently operate a substantial portion of our manufacturing facilities in the People’s Republic of China (the “PRC”), and our corporate headquarters are located at Harbin, Heilongjiang Province, in the PRC. Since January 2020, the rapid spread of COVID-19 has resulted in increased travel restrictions and disruption and shutdown of businesses in the PRC. We have temporarily closed our manufacturing facilities and corporate offices in accordance with the requirement of the PRC government, and requested our employees to work remotely. As a result, our business, financial condition, and results of operations may be adversely affected by the disruption of our business and limited access to our manufacturing facilities caused by the outbreak of COVID-19 in the PRC.

We may further experience impacts from quarantines, market downturns and changes in customer behavior related to fears of the pandemic if the coronavirus becomes widespread in any of our markets. Furthermore, if the coronavirus were to affect a significant number of our workforce employed in our manufacturing facilities or corporate offices, we may experience delays or the inability to develop, produce and deliver our products on a timely basis. In addition, one or more of our customers, distributors, service providers or suppliers may experience financial distress, file for bankruptcy protection, go out of business, or suffer disruptions in their businesses due to the COVID-19 outbreak, which may in turn adversely affect our business operations and financial condition. The extent to which the COVID-19 pandemic or any other health epidemic may affect our business and operations will depend on future developments, including new information which may emerge concerning the severity of COVID-19 and the actions taken by governments and private businesses to contain the COVID-19 pandemic, among others, which are highly uncertain and cannot be predicted at this moment. As a result, the occurrence of the COVID-19 pandemic may have a material adverse effect on the our business, financial condition and results of operations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to the anticipated timing of the filing of Company’s annual reports under the Exchange Act; the expected impact of the COVID-19 outbreak on the Company’s financial reporting capabilities and its operations generally, and the potential impact of such virus on the Company’s operation and financial condition. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “expects,” “can,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should” or “will” or the negative of these terms or other comparable terminology. Such statements are subject to certain risks and uncertainties, including the matters set forth in this Form 8-K or other reports or documents the Company files with the Securities and Exchange Commission from time to time, which could cause actual results or outcomes to differ materially from those projected. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. The Company’s expectations are as of the date this Form 8-K is filed, and the Company does not intend to update any of the forward-looking statements after the date this Form 8-K is filed to conform these statements to actual results, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2020

CHINA XD PLASTICS COMPANY LIMITED

By: /s/Jie Han

Name: Jie HAN

Title: Chief Executive Officer